Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		300	100	200	400	500	600	800	1000
	Av Life	3.781	9.050	5.376	2.990	2.530	2.226	1.832	1.585
Price	Window	1/06-7/15	1/06-8/28	1/06-9/20	1/06-8/12	1/06-3/11	1/06-5/10	1/06-5/09	1/06-10/08
98-10	Yield	5.977	5.773	5.874	6.070	6.152	6.225	6.356	6.472
98-10+	Yield	5.972	5.770	5.870	6.064	6.145	6.217	6.347	6.461
98-11	Yield	5.967	5.768	5.867	6.058	6.138	6.209	6.337	6.451
98-11+	Yield	5.962	5.765	5.863	6.052	6.131	6.201	6.328	6.440
98-12	Yield	5.957	5.763	5.859	6.046	6.124	6.193	6.318	6.429
98-12+	Yield	5.952	5.760	5.855	6.040	6.117	6.186	6.309	6.418
98-13	Yield	5.947	5.758	5.852	6.034	6.110	6.178	6.299	6.407
98-13+	Yield	5.943	5.755	5.848	6.028	6.103	6.170	6.290	6.396
98-14	Yield	5.938	5.753	5.844	6.022	6.096	6.162	6.280	6.385
98-14+	Yield	5.933	5.750	5.841	6.016	6.089	6.154	6.271	6.375
98-15	Yield	5.928	5.748	5.837	6.010	6.082	6.146	6.261	6.364
98-15+	Yield	5.923	5.745	5.833	6.004	6.075	6.138	6.252	6.353
98-16	Yield	5.918	5.743	5.829	5.998	6.068	6.130	6.243	6.342
98-16+	Yield	5.913	5.740	5.826	5.992	6.061	6.122	6.233	6.331
98-17	Yield	5.908	5.738	5.822	5.985	6.054	6.115	6.224	6.320
98-17+	Yield	5.903	5.735	5.818	5.979	6.047	6.107	6.214	6.310
98-18	Yield	5.898	5.733	5.815	5.973	6.040	6.099	6.205	6.299
98-18+	Yield	5.893	5.730	5.811	5.967	6.033	6.091	6.195	6.288
98-19	Yield	5.888	5.728	5.807	5.961	6.026	6.083	6.186	6.277
98-19+	Yield	5.883	5.725	5.804	5.955	6.019	6.075	6.176	6.266
98-20	Yield	5.878	5.723	5.800	5.949	6.012	6.067	6.167	6.256
98-20+	Yield	5.874	5.720	5.796	5.943	6.005	6.059	6.158	6.245
98-21	Yield	5.869	5.718	5.792	5.937	5.998	6.052	6.148	6.234
98-21+	Yield	5.864	5.715	5.789	5.931	5.991	6.044	6.139	6.223
98-22	Yield	5.859	5.713	5.785	5.925	5.984	6.036	6.129	6.212
98-22+	Yield	5.854	5.710	5.781	5.919	5.977	6.028	6.120	6.201
98-23	Yield	5.849	5.708	5.778	5.913	5.970	6.020	6.111	6.191
98-23+	Yield	5.844	5.705	5.774	5.907	5.963	6.012	6.101	6.180
98-24	Yield	5.839	5.703	5.770	5.901	5.956	6.004	6.092	6.169

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.